UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  October 27, 2006

                            ALEXANDER & BALDWIN, INC.
             (Exact name of registrant as specified in its charter)


           Hawaii                         0-565                 99-0032630
           ------                         -----                 ----------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
----------------------------     ------------------------    ----------------
     of incorporation)                                      Identification No.)
     ----------------                                       -------------------

                       822 Bishop Street, P. O. Box 3440
                            Honolulu, Hawaii 96801
                            ----------------------
              (Address of principal executive office and zip code)

                                 (808) 525-6611
                                 --------------
              (Registrant's telephone number, including area code)

                                  Not Applicable
                                  --------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 _
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 _
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 _
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 _
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition
---------------------------------------------------------

         Alexander & Baldwin, Inc. issued a press release on October 27, 2006, announcing its 2006 third quarter consolidated earnings. This information, attached as Exhibit 99.1, is being furnished to the SEC pursuant to Item 2.02 of Form 8-K.

Item 9.01  Financial Statements and Exhibits
--------------------------------------------

         (d)      Exhibits
                  --------

                  99.1 Press Release announcing 2006 third quarter consolidated earnings issued on October 27, 2006.



                                  SIGNATURE
                                  ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 27, 2006


                                   ALEXANDER & BALDWIN, INC.


                                   /s/ Christopher J. Benjamin
                                   --------------------------------
                                   Christopher J. Benjamin
                                   Senior Vice President,
                                   Chief Financial Officer and
                                   Treasurer